UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) May 12, 2022

TAUTACHROME INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141907	84-2340972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1846 E. Innovation Park Drive, Oro Valley, Arizona	85755
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 12, 2022 the Company sent a patent infringement Notice to Truepic LLC of La Jolla, CA, requesting that Truepic immediately cease any ongoing infringement of its trusted imaging patents and compensate the Company for damages resulting from the infringement. We believe that Truepic has been aware of our issued patents and their claims since early 2018. While the Company hopes to avoid litigation, we will take whatever steps are necessary, including a lawsuit, to protect its intellectual property. Truepic has been given one month to respond to the Notice.

Item 9.01 Financial Statements and Exhibits

99.1	May 12, 2022 Press Release, Truepic Infringement Notice
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAUTACHROME INC.

Date: May 12, 2022	By:	/s/ Jon N. Leonard
Jon N. Leonard
President & CEO

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